STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2003-1

Payment Number	4
Beginning Date of Collection Period	1-Dec-03
End Date of Collection Period	31-Dec-03
Payment Date	20-Jan-04
Previous Payment Date	22-Dec-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay / Collected Funds	36,520,956.08
Available Payment Amount	36,267,176.85
Principal Collections	31,773,854.59
Interest Collections (net of servicing fee)	4,493,322.26
Collections of Interest (net of servicing fee and principal recoveries)	4,493,322.26
Servicing fee	253,779.23
Principal recovery	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	36,520,956.08
Interest Paid to Certificates	645,250.71
Principal Paid to Certificates	35,621,926.14
Equity Certificate	-
Servicing Fee	253,779.23

Pool Balance
Begin Principal Balance	609,070,154.98
Principal Collections (including repurchases)	31,773,854.59
Additional Principal Reduction Amount	0.00
End Principal Balance	577,296,300.39

Collateral Performance
Cash Yield (% of beginning balance)	9.35%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	9.35%
Cumulative Realized Losses	-
Cumulative Loss Percentage	-
Delinquent Loans
one payment principal balance of loans	5,448,153.82
one payment number of loans	61
two payments principal balance of loans	837,146.16
two payments number of loans	13
three payments plus principal balance of loans	1,494,159.19
three payments plus number of loans	16
Two Payment-Plus Delinquency Percentage	0.40%
Two Payment-Plus Rolling Average	0.26%

Home Equity Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,722
Number outstanding end of period	6,460
Principal balance of REO as of the end of the collection period	-
Number of loans that went into REO during the collection period	-
Principal balance of loans that went into REO during the collection period	-

Overcollateralization
Begin OC Amount	90,325,298.17
OC Release Amount	0.00
Extra Principal Payment	3,848,071.55
End OC Amount	94,173,369.72

Target OC Amount	122,299,780.45
Interim OC Amount	90,325,298.17
Interim OC Deficiency	31,974,482.28

Monthly Excess Cashflow	3,848,071.55
Principal Payment Amount	31,773,854.59
Principal Collections	31,773,854.59
OC Release Amount	-

Other
Stepdown	No	Yes
Trigger Event	No	No
Event of Default	No	No
Master Servicer Termination Event	No	No
Total Note Principal Balance as Percent of Total Original Note Balance	73.93%

Interest Calculations
1 month LIBOR	1.14875%
Class A Formula Rate (1-mo. Libor plus 35 bps)	1.49875%
Class A Pass-Through Rate	1.49875%
Class M Formula Rate (1-mo. Libor plus 63 bps)	1.77875%
Class M Pass-Through Rate	1.77875%
Available Funds Cap	10.53362%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	55.469348
2. Principal Payment per $1,000	54.510952
3. Interest Payment per $1,000	0.958396

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.49875%
2. Days in Accrual Period	29

3. Class A Interest Due	524,827.08
4. Class A Interest Paid	524,827.08
5. Class A Supplemental Interest Amount Paid	-

6. Class A Unpaid Interest Carry Forward Amount, EOP	-
7. Class A Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Balance, BOP	434,701,906.16
2. Class A Principal Due	29,850,742.59
3. Class A Principal Paid	29,850,742.59
4. Class A Principal Carry Forward Amount Paid	-
5. Class A unpaid Principal Carry Forward Amount	-
6. Class A Note Principal Balance, EOP	404,851,163.57

7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP
8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.7012883

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	55.648398
2. Principal Payment per $1,000	54.510952
3. Interest Payment per $1,000	1.137446

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.77875%
2. Days in Accrual Period	29

3. Class M Interest Due	120,423.63
4. Class M Interest Paid	120,423.63
5. Class M Supplemental Interest Amount Paid	-

6. Class M Unpaid Interest Carry Forward Amount, EOP	-
7. Class M Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Balance, BOP	84,042,950.65
2. Class M Principal Due	5,771,183.55
3. Class M Principal Paid	5,771,183.55
4. Class M Principal Carry Forward Amount Paid	-
5. Class M Unpaid Principal Carry Forward Amount	-
6. Class M Note Principal Balance, EOP	78,271,767.10

7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP
8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.1355834